UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Cameron International Corporation
(Name of Registrant as Specified In Its Charter)

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CAMERON INTERNATIONAL CORPORATION
SUPPLEMENT TO 2012 PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2012

This Supplement updates Cameron International Corporation's March 28, 2012 Proxy Statement (the "Proxy Statement") previously furnished to stockholders in connection with our upcoming 2012 Annual Meeting of Stockholders. This Supplement should be read in conjunction with the Proxy Statement, which in all respects other than this update remains as described therein. If you have already voted your shares and do not wish to change your vote on Proposal 4, Proposal 5 or Proposal 6, no further action is necessary. You do not need to submit a new proxy card unless you wish to change your vote on Proposal 4, Proposal 5 or Proposal 6. All validly executed proxy cards or proxies submitted via the Internet or telephone or by mail at any time (either prior to or after the date hereof) indicating a vote for or against Proposal 4, Proposal 5 or Proposal 6 will be deemed to constitute a vote for or against Proposal 4, Proposal 5 or Proposal 6 as updated and described in this Supplement. If you have already submitted a proxy to vote your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the Annual Meeting by voting in person at the Annual Meeting or by notifying the Secretary of the Company in writing, signing and returning a proxy with a later date or submitting a subsequent proxy via the Internet or telephone. The instructions for submission of proxies by mail, Internet or telephone are on the proxy card. For your convenience, another proxy card is being mailed to all stockholders of record with this Supplement. All stockholders who have not yet voted or who wish to change their vote on Proposal 4, Proposal 5 or Proposal 6 are urged to return the enclosed proxy card or otherwise vote their shares in the manner described above as soon as possible.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and this Supplement is being forwarded to you from that organization together with a voting instruction form. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If your broker, trustee or nominee has not enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares, or how to revoke a prior vote, you should contact your broker, trustee or nominee in order to obtain such instructions.

Our proxy materials are primarily available to stockholders on the Internet at www.envisionreports.com/CAM, as permitted by rules of the U.S. Securities and Exchange Commission. On or about March 28, 2012, we mailed to stockholders a Notice of Internet Availability of Proxy Materials that contains instructions on how to access the proxy materials online and how to request a printed or email copy. If you would like to receive a printed or email copy of those materials, please follow those instructions. We are first mailing and making available this Supplement on or about April 18, 2012. To view any or all of these documents, enter the 12-digit control number which appears on your Notice. Proxy materials and other SEC filings are also available on the Internet at our website, www.c-a-m.com, and on the SEC's EDGAR system, at www.sec.gov.

Shares of common stock represented by unrevoked proxies will be voted in accordance with the choice or instructions specified in the Proxy. It is the intention of the persons named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote all proxies received by them as set forth in the Proxy Statement, including FOR approval of Proposal 4, Proposal 5 and Proposal 6 as updated herein.

As described in the Proxy Statement, the Board of Directors (the "Board") of the Company, in a meeting held on March 2, 2012, approved amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to add a new Article providing that the Court of Chancery of the State of Delaware (the "Court of Chancery") shall be the sole and exclusive forum for certain actions (the "Forum Selection Amendment") and to phase out the classified board provisions of the

Certificate of Incorporation and provide for the annual election of directors (the "Declassification Amendment" and, together with the Forum Selection Amendment, the "Amendments"). On or about March 28, 2012, the Company mailed to its stockholders the Proxy Statement. The Declassification Amendment was set forth in Proposal 4 and the Forum Selection Amendment was set forth in Proposal 5. The Proxy Statement, which described the Board's reasons for recommending Proposal 4 and Proposal 5 to the stockholders, included the recommendation of the Board that the stockholders of the Company vote "FOR" Proposal 4 and Proposal 5.

On April 11, 2012, a putative stockholder of the Company (the "Plaintiff") filed a lawsuit in the Court of Chancery, captioned Everhard v. Cameron International Corporation, et al., alleging, among other things, certain errors with respect to the Amendments and challenging the adequacy of the disclosure in the Proxy Statement with respect to Proposal 4 and Proposal 5. A copy of the complaint (the "Complaint") filed by the Plaintiff was filed as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on April 18, 2012.

The Board met on April 17, 2012, to discuss the allegations in the Complaint, and determined that Proposal 4 should be updated to address the issue raised in the Complaint relating to the removal of directors, as discussed in more detail herein. The Board also determined that although the Forum Selection Amendment as originally drafted appropriately addressed the Board's concerns in initially approving the Forum Selection Amendment, the Forum Selection Amendment could be refined to clarify its purpose and intended application. Specifically, the Board discussed its concerns that stockholders could choose to file litigation in multiple jurisdictions, and that litigants could choose jurisdictions for reasons that were not in the best interests of the Company and its stockholders. The Board further discussed the fact that the issues raised in stockholder litigation generally fell into areas within the expertise of the Court of Chancery, and that it was unlikely that the Company would be disadvantaged if stockholder claims were litigated there. The Board also recognized that those considerations did not apply in the same degree to litigation filed by non-stockholders, and that, in any event, non-stockholder plaintiffs would not be subject to a provision in the Company's Certificate of Incorporation in the same manner as the stockholders and, accordingly, the Board determined to clarify that the Forum Selection Amendment would only address stockholder claims. This change eliminated the need for an express provision allowing the Company to consent to litigation outside of the Court of Chancery, so the clause providing for such consent was eliminated, although such consent could still be granted. The Board also added language to make it clear that the Forum Selection Amendment would not operate to prevent stockholders from bringing a claim in another jurisdiction if the claim could not be brought in the Court of Chancery. Finally, the Board added a "severability" provision to preserve the provision generally if a portion of it was invalidated.

The Board also discussed a number of the issues raised in the Complaint, including the claim that the Forum Selection Amendment would benefit the directors by reducing their risk of liability, and concluded that there was no compelling data supporting that assertion.

The Board further determined to make a conforming change to the Restated Certificate of Incorporation attached as Appendix C to the Proxy Statement to reflect the proposed revisions to the Forum Selection Amendment and the Declassification Amendment and to have the form of Restated Certificate of Incorporation attached as Appendix C reflect the terms of the proposed Declassification Amendment.

The Board also determined that the Proxy Statement should be supplemented to clarify that the vote required to approve Proposal 5 and Proposal 6 (a restatement of the Certificate of Incorporation) is the affirmative vote of a majority of the outstanding shares of common stock of the Company.

The Board determined that it is in the best interests of the Company and its stockholders to modify the Amendments, as described herein, and to provide the supplemental disclosures set forth herein to the stockholders of the Company.

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The Proxy Statement shall be updated as follows:

I.
The summary on page iii of the Proxy Statement under the "Vote on an Amendment to the Company's Certificate of Incorporation to Provide for the Annual Election of Directors (Proposal 4 — Page 58)" is hereby updated to add the following sentence at the end of the paragraph:

This Amendment also amends the director removal provision of the Company's Certificate of Incorporation to provide that except as otherwise required by law, or as provided in the terms of any series of preferred stock, any or all of the directors of the Company may be removed from office at any time, but only for cause. Under Delaware law, directors can be removed without cause when the board is not classified.

II.
The summary on page iii of the Proxy Statement under the "Vote on an Amendment to the Company's Certificate of Incorporation to Provide that the Court of Chancery of the State of Delaware be the Exclusive Forum for Certain Legal Actions (Proposal 5 — Page 58)" is hereby updated as follows:

This Amendment provides that the Court of Chancery of the State of Delaware will be the exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or employees alleging a violation of the Delaware General Corporation Law or the Company's Certificate of Incorporation or bylaws, or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

III.
The second sentence in the second paragraph in the answer to the question "What vote is required for approval?" on page 2 of the Proxy Statement is hereby updated as follows:

The affirmative vote of a majority of the outstanding shares of common stock of the Company is required for approval of Proposal 5 (amendment of the Certificate of Incorporation to provide for the exclusive forum for certain legal actions in the Court of Chancery of the State of Delaware), and Proposal 6 (a restatement of the Certificate of Incorporation).

IV.
The disclosures with respect to Proposal 4 and Proposal 5, as set forth in the Proxy Statement on pages 58-59, are hereby updated in their entirety as follows:

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS — Proposal Number 4 on the Proxy Card

The Board of Directors has approved and recommends your approval of an amendment to our Amended and Restated Certificate of Incorporation that would provide for the declassification of the Board.

Our Board of Directors is currently divided into three classes and members of each class are elected to serve for staggered three-year terms. If the amendment is adopted, directors elected prior to the filing of the amendment with the Secretary of State of the State of Delaware (including directors elected at the 2012 Annual Meeting) will complete their three-year terms and, thereafter, our directors elected to fill expiring terms would be elected to one-year terms. Therefore, beginning with the 2014 Annual Meeting, a majority

3

of the directors would be subject to annual election and beginning with the 2015 Annual Meeting, the declassification of the Board would be complete and all directors would be subject to annual election.

In approving the amendment, the Nominating and Governance Committee and the Board considered carefully the advantages of both classified and declassified boards. A classified board of directors provides continuity and stability in pursuing the Company's business strategies and policies, and reinforces the Company's commitment to a long-term perspective. Moreover, independent studies have concluded that a classified board increases the Board's negotiating leverage when dealing with a potential acquirer. The Board is aware that many investors believe these advantages are outweighed by the inability of stockholders to evaluate and elect all directors on an annual basis, and that annual election of directors is the trend in corporate governance generally, and within the Fortune 500 in particular. The Nominating and Governance Committee and the Board, in deciding to approve the declassification of the Board, also considered the fact that a stockholder of the Company had previously submitted a proposal to declassify the Board. The Board has concluded that at this stage in the Company's development it is appropriate to recommend this Proposal to the stockholders for their consideration.

The proposal to declassify the Board also includes an amendment to the director removal provision in our Certificate of Incorporation. As permitted by Delaware law when a corporation has a classified board, our Certificate of Incorporation provides that directors can only be removed for cause. Delaware law does not permit such limitation on removal of directors if the corporation does not have a classified board. In addition, Delaware law provides that where a separate class of stock is entitled to elect directors, the directors of such class can only be removed without cause by the outstanding shares of such class. Therefore, the proposal to declassify our Board also includes an amendment to the director removal provision in our Certificate of Incorporation to provide that, except as otherwise required by law, or as provided in the terms of any series of preferred stock, any or all of the directors of the Company may be removed from office at any time, but only for cause. Under Delaware law, directors can be removed without cause when the board is not classified.

Approval of the amendment will result in Section A of Article SIXTH and Section A of Article SEVENTH of the Certificate of Incorporation being amended in their entirety. A copy of Section A of Article SIXTH and Section A of Article SEVENTH as they are proposed to be amended is attached to this Supplement as APPENDIX A.

If the proposed amendment is approved by our stockholders, the Board will also make conforming and technical changes to the Company's bylaws as may be necessary or appropriate to phase out the classification of the Board. If the proposed amendment is not approved, the Board will remain classified and the Company's bylaws will not be revised.

The Board recommends that you vote "FOR" the proposal to approve the amendment of the Company's Certificate of Incorporation to provide for the annual election of all directors.

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE COURT OF CHANCERY OF THE STATE OF DELAWARE BE THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS — Proposal Number 5 on the Proxy Card

The Board of Directors has approved and recommends your approval of an amendment to the Company's Certificate of Incorporation to add a new Article which would provide that the Court of Chancery of the State of Delaware shall be the exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or employees alleging a violation of the Delaware General Corporation Law or the Company's

4

Certificate of Incorporation or bylaws, or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, thereby permitting a stockholder to bring a claim in another jurisdiction if the claim could not be brought in the Court of Chancery. The internal affairs doctrine referred to in clause (iv) in the preceding sentence is a conflict of laws principle which recognizes that the law of only one state, the state of incorporation, should regulate a corporation's internal affairs, in other words, matters peculiar to the relationships among or between the corporation and its current officers, directors, and stockholders. The new Article also provides that if any provision contained in such Article is held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of such Article (including, without limitation, each portion of any sentence of the new Article containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

If Proposal 5 is adopted, any claim subject to the provision may require a stockholder to bring other related claims in the Court of Chancery, even if such other related claims do not fall within one of the enumerated categories set forth in clauses (i) through (iv) in the preceding paragraph. However, such other related claims will not have to be brought in the Court of Chancery if the Court of Chancery determines that such other related claims involve an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), involve a claim for which exclusive jurisdiction is vested in a court or forum other than the Court of Chancery, or involve a claim for which the Court of Chancery does not have subject matter jurisdiction.

The new Article, as updated by the Board, only applies to claims brought by any stockholder (including a beneficial owner) of the Company; it does not apply to claims brought by the Company. Therefore, if the Company decides that it is in the best interests of the Company and its stockholders to bring an action in a forum other than the Court of Chancery, the Company continues to have the flexibility to make that decision.

Unlike the version of the new Article that was included in the Proxy Statement, the new Article being proposed to stockholders for adoption does not include express language providing that the Court of Chancery is the sole and exclusive forum "unless the Corporation consents in writing to the selection of an alternative forum." Notwithstanding this change from the originally proposed language, it is still the case that in the event that a stockholder (including a beneficial owner) brings an action in a forum other than the Court of Chancery, if the Company decides that it is in the best interests of the Company and its stockholders to consent to the action being maintained in such other forum, the Company can consent to an alternative forum.

The Company has been through the recent experience of being named a party in over 350 lawsuits all arising out of or related to the Deepwater Horizon incident. Fortunately, the Federal Rules of Civil Procedure allow for consolidation of related cases for the purposes of pleadings and discovery under the multi-district litigation (MDL) rules. These rules were adopted by Congress for the purpose of promoting economy and efficiency in the conduct of multiple lawsuits regarding the same matter. In addition, MDL proceedings provide judicial fairness and avoid conflicting results, as well as make the ability of a company to defend itself less disruptive and more economically feasible, principally by avoiding duplicative

5

discovery. The Board is of the opinion that an exclusive forum provision for stockholder suits serves these same purposes.

The Board is aware that certain proxy advisors, and even some institutional holders, take the view that they will not support an exclusive forum clause until the company requesting it can show it already has suffered material harm as a result of multiple stockholder suits filed in different jurisdictions regarding the same matter. The Board believes that it is more prudent to take preventive measures before the Company and almost all of its stockholders are harmed by the increasing practice of the plaintiffs' bar to rush to file their own claims in their favorite jurisdictions, not after.

The Board believes that our stockholders will benefit from having intra-company disputes litigated in the Court of Chancery. Although some plaintiffs might prefer to litigate matters in a forum outside of Delaware because another court may be more convenient or viewed as being more favorable to them (among other reasons), the Board believes that the benefits to the Company and its non-filing stockholders outweigh these concerns. Delaware offers a specialized Court of Chancery to deal with corporate law questions, with streamlined procedures and processes which help provide relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of litigation for all parties. The Court of Chancery has developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware's corporate law and long-standing precedent regarding corporate governance. This provides stockholders and the Company with more predictability regarding the outcome of intra-corporate disputes. In addition, adoption of this amendment would reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. This amendment does not preclude the Company from consenting to an alternative forum.

Approval of the amendment will result in a new Article FIFTEENTH being added to the Certificate of Incorporation, and the current Article FIFTEENTH being renumbered as Article SIXTEENTH. A copy of Article FIFTEENTH as it is proposed is attached to this Supplement as APPENDIX B.

The Board recommends that you vote "FOR" the proposal to approve the amendment of the Company's Certificate of Incorporation to provide that the Court of Chancery of the State of Delaware be the exclusive forum for certain legal actions.

V.
The copies of APPENDIX A and APPENDIX B to the Proxy Statement are hereby replaced with APPENDIX A and APPENDIX B, respectively, attached to this Supplement.

VI.
The copy of the Restated Certificate of Incorporation attached to the Proxy Statement is hereby replaced with the version of the Restated Certificate of Incorporation attached to this Supplement as APPENDIX C and the recommendation set forth on page 59 of the Proxy Statement is amended to apply to such version.

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Appendix A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CAMERON INTERNATIONAL CORPORATION
Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

Cameron International Corporation, a Delaware corporation, does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of Cameron International Corporation resolutions were duly adopted setting forth proposed amendments of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Board hereby in all respects approves and declares the advisability of amending the Certificate to amend Paragraph A of Article SIXTH of the Certificate to be and read in its entirety as follows:

  SIXTH: A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, consisting of not less than five (5) directors nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board of Directors. Except as may otherwise be provided pursuant to the provisions established by the Board of Directors with respect to any series of Preferred Stock, at each annual meeting of stockholders all directors shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders and until their successors have been elected and qualified subject, however, to prior death, resignation, retirement, disqualification or removal from office; provided, that any director elected for a longer term before the 2013 annual meeting of stockholders shall hold office for the entire term for which he or she was originally elected. Any vacancy on the Board of Directors, however resulting, to include the increase in number of directors as provided for above, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until his or her successor has been elected and qualified subject, however, to prior death, resignation, retirement, disqualification or removal from office.

RESOLVED, that the Board hereby in all respects approves and declares the advisability of amending the Certificate to amend Paragraph A of Article SEVENTH of the Certificate to be and read in its entirety as follows:

  SEVENTH: A. Except as otherwise required by law, or as provided in the terms of any series of Preferred Stock, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article SEVENTH as one class.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this        day of                   , 2012.

By:
Name:
Title:

Appendix B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CAMERON INTERNATIONAL CORPORATION
Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

Cameron International Corporation, a Delaware corporation, does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of Cameron International Corporation resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

RESOLVED, that the Board hereby in all respects approves and declares the advisability of amending the Certificate to add Article FIFTEENTH of the Certificate to be and read in its entirety as follows:

  FIFTEENTH: The Court of Chancery of the State of Delaware (the "Court of Chancery") shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Corporation's Certificate of Incorporation or bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article FIFTEENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article FIFTEENTH (including, without limitation, each portion of any sentence of this Article FIFTEENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

RESOLVED, that the current Article FIFTEENTH of the Certificate be renumbered to Article SIXTEENTH.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this        day of                   , 2012.

By:
Name:
Title:

Appendix C

RESTATED
CERTIFICATE OF INCORPORATION
OF
CAMERON INTERNATIONAL CORPORATION

The undersigned, Jack B. Moore, hereby certifies that he is the Chairman, President and Chief Executive Officer of CAMERON INTERNATIONAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), and does hereby further certify as follows:

  1.
  The name of the Corporation is Cameron International Corporation.

  2.
  The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 10, 1994, under the name Cooper Cameron Corporation, and was amended on April 28, 1995.

  3.
  A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 30, 1995 and was amended on May 19, 1998, May 5, 2006 and December 11, 2007.

  4.
  The text of the Certificate of Incorporation of the Corporation hereby is amended and restated in its entirety as follows:

FIRST: The name of the Corporation is Cameron International Corporation.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

FOURTH: A. The total number of shares of stock which the Corporation shall have authority to issue is 410,000,000, consisting of 400,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

B. Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

FIFTH: A. The affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting stock of the Corporation shall be required for the approval or authorization of any Business Combination (as hereinafter defined); provided, however, that the eighty percent (80%) voting requirement shall not be applicable, and the provisions of the GCL and of this Certificate of Incorporation relating to the stockholder approval requirement, if any, shall apply to any such Business Combination if:

  (i)
  The Continuing Directors (as hereinafter defined) of the Corporation by a two-thirds (2/3) vote have expressly approved the Business Combination either in advance of or subsequent to the acquisition of outstanding shares of Common Stock of the Corporation that caused the Related Person (as hereinafter defined) involved in the Business Combination to become a Related Person; or

  (ii)
  if the following conditions are satisfied:

  (a)
  The aggregate amount of the cash and the fair market value of the property, securities or other consideration to be received in the Business Combination by holders of the Common Stock of the Corporation, other than the Related Person involved in the Business Combination, is not less than the Highest Per Share Price (as hereinafter defined) (with appropriate adjustments for recapitalizations, reclassifications, stock splits, reverse stock splits and stock dividends) paid by the Related Person in acquiring any of its holdings of the Corporation's Common Stock, all as determined by two-thirds (2/3) of the Continuing Directors; and

  (b)
  A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended, shall have been mailed at least 30 days prior to any vote on the Business Combination, to all stockholders of the Corporation for the purpose of soliciting stockholder approval of the Business Combination. The proxy statement shall contain at the front thereof, in a prominent place, the position of the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and, if deemed appropriate by two-thirds (2/3) of the Continuing Directors, the opinion of an investment banking firm selected by two-thirds (2/3) of the Continuing Directors as to the fairness of the terms of the Business Combination, from the point of view of the holders of the outstanding shares of capital stock of the Corporation other than the Related Person involved in the Business Combination.

B. For purposes of this Article FIFTH:

  (i)
  The term "Business Combination" means (a) any merger, consolidation or share exchange of the Corporation or any of its subsidiaries into or with a Related Person, in each case irrespective of which corporation or company is the surviving entity; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with a Related Person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any securities of a subsidiary) or a Substantial Part of the assets of any of its subsidiaries; (c) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Corporation or to or with any of its subsidiaries (in a single transaction or series of related transactions) of all or a Substantial Part of the assets of a Related Person; (d) the issuance or transfer of any securities of the Corporation or any of its subsidiaries by the Corporation or any of its subsidiaries to a Related Person (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (e) any reclassification of securities (including any reverse stock split), recapitalization or any other transaction involving the Corporation or any of its subsidiaries, that would have the effect of increasing disproportionately the voting power of a Related Person; (f) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Related Person; and (g) the entering into of any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

  (ii)
  The term "Related Person" shall mean any individual, corporation, partnership or other person or entity other than the Corporation or any of its subsidiaries which, as of the record date for the determination of stockholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of such transaction, together with its "Affiliates" and "Associates" (as defined in Rule 12b-2 of the Regulations under the Securities Exchange Act of 1934 as in effect on the date of the approval and adoption of this Restated Certificate of Incorporation by the stockholders of the Corporation (collectively and as so in effect, the "Exchange Act")), are "Beneficial Owners" (as defined in Rule 13d-3 of the Exchange Act) in the aggregate of twenty percent (20%) or more of the outstanding shares of Common Stock of the Corporation, and such term shall also include any Affiliate or Associate of any such individual, corporation, partnership or other person or entity. Notwithstanding the definition of "Beneficial Owners" in this subparagraph (ii), any Common Stock of the Corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.

  (iii)
  The term "Substantial Part" shall mean more than twenty percent (20%) of the fair market value, as determined by two-thirds (2/3) of the Continuing Directors, of the total consolidated assets of the Corporation and its subsidiaries taken as a whole, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

  (iv)
  For the purposes of paragraph A(ii)(a) of Article FIFTH, in the event of a Business Combination in which the Corporation is the surviving corporation, the term "other consideration to be received" shall include, without limitation, Common Stock or other capital stock of the Corporation retained by stockholders of the Corporation other than Related Persons or parties to such Business Combination.

  (v)
  The term "Continuing Directors" shall mean a director who either (a) was a member of the Board of Directors of the Corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person, or (b) was designated (before his or her initial election as Director) as a Continuing Director by two-thirds (2/3) of the then Continuing Directors.

  (vi)
  A Related Person shall be deemed to have acquired a share of the Common Stock of the Corporation at the time when such Related Person became the Beneficial Owner thereof. With respect to the shares owned by Affiliates, Associates or other persons whose ownership is attributed to a Related Person under the foregoing definition of Related Person, the price paid for said shares shall be deemed to be the higher of (a) the price paid upon the acquisition thereof by the Affiliate, Associate or other person or (b) the market price of the shares in question at the time when the Related Person became the Beneficial Owner thereof.

  (vii)
  The term "Highest Per Share Price" shall mean the highest price determined by two-thirds (2/3) of the Continuing Directors to have been paid at any time by the Related Person for any share or shares of Common Stock. In determining the Highest Per Share Price, all purchases by the Related Person shall be taken into account regardless of whether the shares were purchased before or after the Related Person became a Related Person. The Highest Per Share Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by the Related Person with respect to the shares of Common Stock of the Corporation acquired by the Related Person.

C. Any amendment, change or repeal of this Article FIFTH, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of this Article FIFTH, shall require the favorable vote, at a meeting of the stockholders of the Corporation, of the holders of at least eighty percent (80%) of the outstanding voting stock of the Corporation entitled to vote; provided, however, that this Article FIFTH shall not apply to and such eighty percent (80%) vote shall not be required for, any such amendment, change or repeal recommended to stockholders by two-thirds (2/3) of the Continuing Directors and such amendment, change or repeal so recommended shall require only the vote, if any, required under the applicable provisions of the GCL and of this Certificate of Incorporation. For the purposes of this Article FIFTH only, if at the time when any such amendment, change, or repeal is under consideration there is no proposed Business Combination (in which event, the definition of Continuing Director in paragraph B(v) of this Article FIFTH would be inapplicable), the "Continuing Directors" shall be deemed to be those persons who are members of the Board of Directors of the Corporation at the time when this Amended and Restated Certificate of Incorporation was approved and adopted by the stockholders plus those persons who are Continuing Directors under paragraph B(v) of this Article FIFTH.

1/SIXTH: A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, consisting of not less than five (5) directors nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1996 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1997 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 1998 annual meeting of the stockholders. At each annual meeting of stockholders beginning in 1996, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

Or

2/SIXTH: A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, consisting of not less than five (5) directors nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board of Directors. Except as may otherwise be provided pursuant to the provisions established by the Board of Directors with respect to any series of Preferred Stock, at each annual meeting of stockholders all directors shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders and until their successors have been elected and qualified subject, however, to prior death, resignation, retirement, disqualification or removal from office; provided, that any director elected for a longer term before the 2013 annual meeting of stockholders shall hold office for the entire term for which he or she was originally elected. Any vacancy on the Board of Directors, however resulting, to include the increase in number of directors as provided for above, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until his or her successor has been elected and qualified subject, however, to prior death, resignation, retirement, disqualification or removal from office.

B. Any amendment, change or repeal of this Article SIXTH, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of this Article SIXTH, shall require the favorable vote, at a meeting of the stockholders of the Corporation, of the holders of at least eighty percent (80%) of the outstanding voting stock of the Corporation entitled to vote.

3/SEVENTH: A. Any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article SEVENTH as one class.

Or

4/SEVENTH: A. Except as otherwise required by law, or as provided in the terms of any series of Preferred Stock, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article SEVENTH as one class.

B. Any amendment, change or repeal of this Article SEVENTH, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of this Article SEVENTH, shall require the favorable vote, at a meeting of the stockholders of the Corporation, of the holders of at least eighty percent (80%) of the outstanding voting stock of the Corporation entitled to vote.

EIGHTH: A. Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken only upon the vote of the stockholders at such annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the stockholders pursuant to the GCL.

B. Any amendment, change or repeal of this Article EIGHTH, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of this Article EIGHTH, shall require the favorable vote, at a meeting of the stockholders of the Corporation, of the holders of at least eighty percent (80%) of the outstanding voting stock of the Corporation entitled to vote.

NINTH: Elections of directors at an annual or special meeting of stockholders shall be by written ballot, unless the Bylaws provide otherwise.

TENTH: A. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the entire Board of Directors, the Chairman of the Board of Directors or the President. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

B. Any amendment, change or repeal of this Article TENTH, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of this Article TENTH, shall require the favorable vote, at a meeting of the stockholders of the Corporation, of the holders of at least eighty percent (80%) of the outstanding voting stock of the Corporation entitled to vote.

ELEVENTH: Subject to the Bylaws of the Corporation, the officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

TWELFTH: A. Subject to paragraph C of this Article TWELFTH, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B. Subject to paragraph C of this Article TWELFTH, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

C. Any indemnification under this Article TWELFTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph A or B of this Article TWELFTH, as the case may be. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph A or B of this Article TWELFTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

D. Notwithstanding any contrary determination in the specific case under paragraph C of this Article TWELFTH, and notwithstanding the absence of any determination thereunder, any present or former director or officer of the Corporation may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under paragraphs A and B of this Article TWELFTH. The basis of such indemnification by a court shall be a determination by such court that indemnification of such person is proper in the circumstances because he has met the applicable standards of conduct set forth in paragraph A or B of this Article TWELFTH, as the case may be. Neither a contrary determination in the specific case under paragraph C of this Article TWELFTH nor the absence of any determination thereunder shall be a defense to such application or create a presumption that such person seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this paragraph D of this Article TWELFTH shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, such person seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

E. Expenses incurred by a person who is or was a director or officer of the Corporation in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article TWELFTH.

F. The indemnification and advancement of expenses provided by or granted pursuant to this Article TWELFTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in paragraphs A and B of this Article TWELFTH shall be made to the fullest extent permitted by law. The provisions of this Article TWELFTH shall not be deemed to preclude the indemnification of any person who is not specified in paragraph A or B of this Article TWELFTH but whom the Corporation has the power or obligation to indemnify under the provisions of the GCL, or otherwise.

G. For purposes of this Article TWELFTH, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article TWELFTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article TWELFTH, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such person with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article TWELFTH. For purposes of any determination under paragraph C of this Article TWELFTH, a person shall be deemed to have acted in good faith in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this paragraph G of this Article TWELFTH shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this paragraph G of this Article TWELFTH shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in paragraphs A or B of this Article TWELFTH, as the case may be.

H. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article TWELFTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

I. Notwithstanding anything contained in this Article TWELFTH to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by paragraph D of this Article TWELFTH), the Corporation shall not be obligated to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

J. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article TWELFTH to directors and officers of the Corporation.

K. In furtherance and not in limitation of the powers conferred by statute:

  (i)
  the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article TWELFTH or Section 145 of the GCL; and

  (ii)
  the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to affect indemnification as provided therein, or elsewhere.

L. No amendment or repeal of this Article TWELFTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

THIRTEENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director to the full extent authorized or permitted by law (as now or hereafter in effect). Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article THIRTEENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

FOURTEENTH: In furtherance and not in limitation of the powers conferred by statute, a majority of the entire Board of Directors is expressly authorized to adopt, repeal, alter or amend the Bylaws of the Corporation. In addition, the Bylaws of the Corporation may be adopted, repealed, altered or amended by the favorable vote of two-thirds (2/3) of the outstanding voting stock of the Corporation entitled to vote thereon, unless a higher vote is expressly required by the Bylaws for the adoption, repeal, alteration or amendment of any provision thereof.

5/FIFTEENTH: The Court of Chancery of the State of Delaware (the "Court of Chancery") shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Corporation's Certificate of Incorporation or bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article FIFTEENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article FIFTEENTH (including, without limitation, each portion of any sentence of this Article FIFTEENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

6/SIXTEENTH: The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, Cameron International Corporation has caused this Restated Certificate of Incorporation to be signed by Jack B. Moore, its Chairman, President and Chief Executive Officer, this        day of                   , 2012.

CAMERON INTERNATIONAL CORPORATION

Name:	Jack B. Moore
Title:	Chairman, President and Chief Executive Officer

1
This Article SIXTH will be replaced if Proposal 4 is approved by stockholders.
2
The new Article SIXTH, in italics, will be included if Proposal 4 is approved by stockholders at this meeting.
3
This Article SEVENTH will be replaced if Proposal 4 is approved by stockholders.
4
The new Article SEVENTH, in italics, will be included if Proposal 4 is approved by stockholders at this meeting.
5
This new Article FIFTEENTH will be included if Proposal 5 is approved by stockholders at this meeting.
6
If Proposal 5 is not approved at this meeting, this will remain Article FIFTEENTH.